UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2023

Heliogen, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40209	85-4204953
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
130 West Union Street
Pasadena, California 91103

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (626) 720-4530

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	HLGN	New York Stock Exchange
Warrants, each whole warrant exercisable for shares of Common stock at an exercise price of $11.50 per share	HLGN.W	New York Stock Exchange
Preferred Share Purchase Rights	N/A	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07 Submission of Matters to a Vote of Security Holders.

2023 Annual Meeting of Stockholders

On August 3, 2023, Heliogen, Inc. (the “Company”) held its 2023 annual meeting of stockholders (the “Annual Meeting”), at which a quorum was present. As of June 7, 2023, the record date for the Annual Meeting, 198,420,111 shares of common stock were outstanding and entitled to vote at the Annual Meeting. The following is a brief description of each matter voted on at the Annual Meeting, as well as the votes cast with respect to each matter, and if applicable, the number of abstentions and broker non-votes with respect to each matter. A more complete description of each matter can be found in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on June 20, 2023.

Proposal One: Election of Directors

The Company’s stockholders elected the two persons listed below as Class II directors, to serve until the Company’s 2026 annual meeting of stockholders and until their successors are duly elected and qualified, or until their earlier death, resignation or removal. The final voting results are as follows:

	Votes For	Votes Withheld	Broker Non-Votes
Stacey Abrams	54,391,286	31,605,212	38,745,994
Barbara Burger	61,419,244	24,577,254	38,745,994

Proposal Two: Approval of Amendment to Effect Reverse Stock Split

The Company’s stockholders approved an amendment to the Company’s Second Amended and Restated Certificate of Incorporation to effect a reverse stock split of the Company’s Common Stock at a ratio in the range of one-for-ten to one-for-forty, with the exact ratio to be determined in the discretion of the Company’s Board of Directors and with such reverse stock split to be effected at such time and date, if at all, as determined by the Company’s Board of Directors in its sole discretion. The final voting results are as follows:

Votes For	Votes Against	Abstentions
114,638,453	9,614,240	489,799

Proposal Three: Ratification of the Selection of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the selection by the Audit Committee of the Company’s board of directors of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. The final voting results are as follows:

Votes For	Votes Against	Abstentions
122,988,416	1,087,727	666,349

Proposal Four: Approval, on an advisory basis, to adjourn the Annual Meeting to Solicit Additional Proxies

The Company’s stockholders approved, on an advisory basis, to adjourn the Annual Meeting, if necessary or appropriate, to solicit additional proxies if there were not sufficient votes at the time of the Annual Meeting to approve Proposal Two. The final voting results are as follows:

Votes For	Votes Against	Abstentions
96,133,733	10,561,089	18,047,670

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Heliogen, Inc.

Dated:	August 4, 2023	By:	/s/ Christiana Obiaya
Christiana Obiaya
Chief Executive Officer